UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

VERSAILLES FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53870 (Commission File Number)	27-1330256 (I.R.S. Employer Identification No.)

10413 Kley Road, Versailles, Ohio 45380

(Address of principal executive offices)

(937) 526-4515

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On January 14, 2013, Versailles Financial Corporation (the “Company”), the holding company for Versailles Savings and Loan Company, filed a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.  The Company expects the deregistration to be effective within 90 days after the filing of the Form 15.

Item 9.01              Financial Statements and Exhibits

(a)                           Financial Statements of businesses acquired.  Not Applicable.

(b)                           Pro forma financial information.  Not Applicable.

(c)                           Shell company transactions.  None

(d)                           Exhibits.  None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSAILLES FINANCIAL CORPORATION

Date: January 14, 2013	By:	/s/ Douglas P. Ahlers
Douglas P. Ahlers
President and Chief Executive Officer
(Duly Authorized Representative)